                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006
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                      Nutrition Management Services Company
             (Exact name of registrant as specified in its charter)

        Pennsylvania                 0-19824                  23-2095332
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

725 Kimberton Road,                 Kimberton,             Pennsylvania 19442
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (610) 935-2050
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         On December  18,  2006,  Nutrition  Management  Services  Company  (the
"Company") sent a letter to various individuals that the Company would conduct a one-day  auction  on  February  15,  2007 at which it will  attempt  to sell its banquet and training facility, the Collegeville Inn.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NUTRITION MANAGEMENT SERVICES COMPANY

Dated: December 22, 2006            By: /s/ Joseph Roberts
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                                        Joseph Roberts
                                        Chairman of the Board and
                                        Chief Executive Officer